UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (ESD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund Inc. for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 31, 2014

II	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary (cont’d)

-0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013.

IV	Western Asset Emerging Markets Debt Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In December 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to 0.25%, a new record low. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: the ECB reduced rates to a new low of 0.15%, and will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Western Asset Emerging Markets Debt Fund Inc.	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2104. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The asset class was volatile but generated extremely strong results during the six months ended June 30, 2014. The asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through June 2014 as investor demand was generally robust. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 9.10% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Western Asset Emerging Markets Debt Fund Inc. returned 9.84% based on its net asset value (“NAV”)ix and 11.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 9.10% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagex returned 8.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.72 per share. As of June 30, 2014, the Fund estimates that 92.50% of the distributions were sourced from net investment income and 7.50% constitute realized capital gains.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Emerging Markets Debt Fund Inc.

Performance Snapshot as of June 30, 2014 (unaudited)
Price per share	6-month total return**
$20.23 (NAV)	9.84	%†
$18.38 (Market Price)	11.33	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and
Chief Executive Officer

July 31, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Emerging Markets Debt Fund Inc.	VII

Investment commentary (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

VIII	Western Asset Emerging Markets Debt Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2014

Total Spread Duration
ESD	— 6.14 years
Benchmark	— 6.88 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.

2	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Total Effective Duration
ESD	— 6.76 years
Benchmark	— 7.14 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 60.3%
Angola — 0.1%
Republic of Angola, Senior Notes	7.000%	8/16/19	320,000		$350,064	(a)
Argentina — 1.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	7,375,000		7,042,898
Brazil — 3.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	51,469,000	BRL	22,572,400
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,578,250		2,004,378	(b)
Total Brazil					24,576,778
Chile — 1.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000		563,889	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,885,790	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000		3,123,270	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,030,000		1,973,637	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	970,000		943,068	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,838,972	(b)
Total Chile					11,328,626
Colombia — 4.3%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	650,000		699,075
Republic of Colombia, Senior Bonds	4.000%	2/26/24	4,920,000		5,084,820	(b)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000		10,599,492	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,168,850	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	7,545,000		9,223,763	(b)
Total Colombia					26,776,000
Costa Rica — 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	2,580,000		2,689,650	(c)
Croatia — 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	3,900,000		4,070,625	(c)
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,860,000		2,087,850	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,980,000		3,110,375	(a)
Total Croatia					9,268,850
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	3,136,000		3,241,056	(c)
Gabon — 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	1,990,000		2,179,050	(c)
Hungary — 1.2%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	6,628,000		7,340,510

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 6.0%
Republic of Indonesia, Notes	3.750%	4/25/22	15,590,000		$15,219,738	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	10,550,000		10,128,000	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	1,100,000		1,056,000	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		775,406	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		1,843,875	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,527,000		1,610,985	(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		224,715	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,440,000		2,275,300	(c)(d)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,701,000		4,094,231	(c)(d)
Total Indonesia					37,228,250
Kenya — 0.4%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,250,000		2,299,500	(c)
Lithuania — 1.1%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	5,820,000		6,829,188	(b)(c)
Mexico — 6.1%
United Mexican States, Bonds	8.000%	6/11/20	93,217,000	MXN	8,296,719
United Mexican States, Bonds	6.500%	6/9/22	27,230,200	MXN	2,236,147
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	3,043,992
United Mexican States, Bonds	8.500%	11/18/38	77,652,800	MXN	7,324,975
United Mexican States, Bonds	7.750%	11/13/42	45,448,600	MXN	3,976,815
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		2,236,846	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		90,840	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	4,710,000		4,898,400	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	5,046,000		5,309,653	(b)(d)
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		453,050	(b)
Total Mexico					37,867,437
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	400,000		416,100	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	600,000		650,250	(c)
Total Nigeria					1,066,350
Panama — 0.2%
Republic of Panama, Senior Bonds	9.375%	4/1/29	900,000		1,343,700
Paraguay — 0.1%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	440,000		451,440	(a)
Peru — 4.3%
Republic of Peru, Bonds	6.550%	3/14/37	2,388,000		3,012,462	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,980,000	(b)
Republic of Peru, Senior Bonds	8.750%	11/21/33	10,325,000		15,766,275	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	327,000		367,711
Total Peru					27,126,448

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Poland — 3.0%
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000	$3,503,125	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000	6,483,125	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000	8,635,728	(b)
Total Poland				18,621,978
Romania — 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	800,000	855,000	(c)
Russia — 6.5%
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	105,000	138,768	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	27,486,310	31,887,968	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	7,800,000	8,190,000	(c)
Total Russia				40,216,736
Sri Lanka — 0.7%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	4,250,000	4,483,750	(c)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	200,000	204,250	(c)
Total Sri Lanka				4,688,000
Turkey — 8.2%
Republic of Turkey, Notes	6.750%	5/30/40	3,660,000	4,284,213	(b)
Republic of Turkey, Notes	4.875%	4/16/43	2,490,000	2,353,050	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,610,000	1,762,950
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,250,000	1,371,875
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000	11,667,440	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000	1,415,552
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000	2,970,000	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	21,387,000	25,263,393
Total Turkey				51,088,473
Ukraine — 1.0%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	3,139,000	3,014,225	(a)
Republic of Ukraine, Senior Notes	7.750%	9/23/20	1,296,000	1,244,484	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	1,828,000	1,738,885	(a)
Total Ukraine				5,997,594
Uruguay — 0.2%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	1,600,000	1,584,000
Venezuela — 6.9%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000	1,968,795	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	21,300,000	20,224,350	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	680,000	588,200	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	8,661,000	7,340,197	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	7,220,000	6,335,550	(a)(b)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	5,695,000		$4,954,650	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000		1,297,350
Total Venezuela					42,709,092
Vietnam — 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	870,000		991,800	(a)
Total Sovereign Bonds (Cost — $349,902,648)					375,758,468
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $1,236,447)	8.000%	1/31/20	8,661,200	MXN	1,168,312	(c)
Corporate Bonds & Notes — 50.3%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,290,000		1,357,725	(c)
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	750,000		923,213	(b)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	1,190,000		1,317,925	(c)
Total Media					2,241,138
Total Consumer Discretionary					3,598,863
Consumer Staples — 2.5%
Food Products — 2.2%
Alicorp SAA, Senior Notes	3.875%	3/20/23	1,200,000		1,164,000	(c)
BRF SA, Senior Notes	4.750%	5/22/24	1,382,000		1,364,725	(c)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,490,000		1,545,875	(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,670,000		1,784,312	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,640,000		1,662,960	(c)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,210,000		1,312,850	(c)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	470,000		380,700	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	4,400,000		4,378,000	(c)
Total Food Products					13,593,422
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000		1,723,075	(b)(c)
Total Consumer Staples					15,316,497
Energy — 21.8%
Energy Equipment & Services — 0.7%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	2,510,000		2,792,375	(c)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,700,000		1,674,500	(c)
Total Energy Equipment & Services					4,466,875

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 21.1%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,300,000	$1,366,379	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,661,425	2,954,182	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,470,000	1,802,588
Ecopetrol SA, Senior Notes	5.875%	5/28/45	450,000	467,676
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	3,410,000	3,350,325	(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,620,000	1,761,750	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,500,000	2,856,250	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	5,000,000	6,043,000	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,585,000	5,129,469	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	1,500,000	1,503,750	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,980,000	3,114,100	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,504,000	1,571,680	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	3,090,000	3,445,350	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	3,150,000	3,142,125	(b)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000	744,830	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000	398,790	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	14,910,142
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,110,000	3,256,885	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,853,262
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	8,590,000	8,055,702	(a)(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	670,000	833,480
Petroleos Mexicanos, Notes	6.375%	1/23/45	439,000	510,886	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	10,384,275
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	986,713
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	4,770,000	4,989,420
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,377,550	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	9,290,000	10,588,788	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	756,000	861,693	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,550,050	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	1,303,450	(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,650,000	1,565,438	(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,510,000	1,563,001	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,216,000	3,895,380	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,512,551	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	4,120,000	4,526,850	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	1,063,000	1,169,300	(a)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	420,000	$481,425	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	2,900,000	2,805,750	(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,710,000	2,567,725	(c)
Total Oil, Gas & Consumable Fuels				131,201,960
Total Energy				135,668,835
Financials — 0.3%
Real Estate Management & Development — 0.3%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	1,400,000	1,464,680	(a)(b)
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	206,000	225,817	(a)
Total Financials				1,690,497
Industrials — 4.1%
Building Products — 0.9%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	2,660,000	2,653,350	(b)(c)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,400,000	1,473,500	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,313,025	(c)
Total Building Products				5,439,875
Construction & Engineering — 2.4%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	4,730,000	4,875,722	(c)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	1,480,000	1,498,500	(c)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,540,000	1,597,750	(c)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,220,000	5,167,800	(c)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,411,000	1,418,761	(c)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	692,230	738,166	(c)
Total Construction & Engineering				15,296,699
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	440,000	460,240	(c)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	500,000	546,250	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,842,838	(b)(c)
Total Industrial Conglomerates				3,849,328
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	1,100,000	1,170,840	(c)
Total Industrials				25,756,742
Materials — 13.2%
Chemicals — 1.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	2,917,000	2,937,419	(c)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	197,000	222,364	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,358,000	2,458,215	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	971,000	$1,012,267	(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,500,000	2,628,125	(c)
Total Chemicals				9,258,390
Construction Materials — 2.4%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,350,000	1,296,000	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,990,000	5,894,437	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,130,000	4,878,562	(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	2,610,000	2,802,488	(c)
Total Construction Materials				14,871,487
Containers & Packaging — 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	300,000	315,000	(c)
Metals & Mining — 8.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,262,000	1,418,172
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,612,000	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,566,240	(a)(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,351,562	(c)
Evraz Group SA, Notes	6.750%	4/27/18	615,000	612,694	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	2,021,937	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	2,580,000	2,431,650	(c)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,700,000	1,689,375	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	3,710,000	3,524,500	(b)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,687,318	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,377,447	(b)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	110,000	129,154
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,750,000	5,212,203
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,080,000	998,306
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,809,993
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,630,259	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,040,000	1,072,968
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	2,560,625	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	800,000	850,000	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	636,625	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	4,600,000	4,778,480	(b)(c)
Total Metals & Mining				51,971,508
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	617,476
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	991,819
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	500,000	498,750

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,540,000	$1,645,700	(b)(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	1,060,000	1,058,591	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,216,280	(b)(c)
Total Paper & Forest Products				6,028,616
Total Materials				82,445,001
Telecommunication Services — 4.6%
Diversified Telecommunication Services — 3.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	7,596,000	7,804,890	(c)
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	510,000	524,025	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	930,000	969,571	(c)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	1,450,000	1,513,569	(b)(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,502,820	(b)(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,850,000	1,904,945	(b)(c)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	1,870,000	1,854,152	(c)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	1,330,000	1,293,558	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	974,000	1,068,381	(a)
Total Diversified Telecommunication Services				18,435,911
Wireless Telecommunication Services — 1.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,046,769	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	640,000	693,600	(c)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	7,600,000	7,552,500	(a)
Total Wireless Telecommunication Services				10,292,869
Total Telecommunication Services				28,728,780
Utilities — 3.2%
Electric Utilities — 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	580,000	646,700	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	870,000	896,866	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	1,200,000	1,284,000	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,478,000	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,150,000	1,122,211	(b)(c)
Total Electric Utilities				7,427,777
Gas Utilities — 0.9%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,300,000	1,426,750	(b)(c)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,680,000	1,638,000	(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000	502,175	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	2,052,000	(c)
Total Gas Utilities				5,618,925

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.8%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	$1,617,251	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,798,215	(b)(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	760,000	766,128
Total Independent Power and Renewable Electricity Producers				5,181,594
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,587,300	(c)
Total Utilities				19,815,596
Total Corporate Bonds & Notes (Cost — $299,238,031)				313,020,811

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $364,095)		4/15/20	11,745	264,263
Total Investments — 110.8% (Cost — $650,741,221#)				690,211,854
Liabilities in Excess of Other Assets — (10.8)%				(67,394,098)
Total Net Assets — 100.0%				$622,817,756

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country (unaudited)**
Mexico	17.0%
Brazil	13.6
Russia	11.1
Turkey	8.0
Venezuela	7.4
Indonesia	7.1
Colombia	6.8
Peru	5.0
Chile	3.7
Poland	2.7
India	1.9
Malaysia	1.7
Argentina	1.4
Croatia	1.3
Kazakhstan	1.3
Hungary	1.1
China	1.0
Lithuania	1.0
Ukraine	0.9
Qatar	0.8
Sri Lanka	0.7
Trinidad and Tobago	0.5
Ecuador	0.5
United Arab Emirates	0.4
South Africa	0.4
Costa Rica	0.4
Morocco	0.4
Kenya	0.3
Gabon	0.3
Uruguay	0.2
Singapore	0.2
United States	0.2
Panama	0.2
Nigeria	0.1
Vietnam	0.1
Romania	0.1
Paraguay	0.1
Angola	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $650,741,221)	$690,211,854
Foreign currency, at value (Cost — $997,539)	980,481
Cash	618,837
Interest receivable	11,468,414
Receivable for securities sold	561,073
Unrealized appreciation on forward foreign currency contracts	504,021
Prepaid expenses	18,460
Total Assets	704,363,140

Liabilities:
Loan payable (Note 5)	71,450,000
Payable for open reverse repurchase agreements (Note 3)	6,823,913
Payable for securities purchased	1,481,908
Unrealized depreciation on forward foreign currency contracts	865,795
Investment management fee payable	486,659
Deposits from brokers for reverse repurchase agreements	262,000
Interest payable	30,098
Directors’ fees payable	2,192
Accrued expenses	142,819
Total Liabilities	81,545,384
Total Net Assets	$622,817,756

Net Assets:
Par value ($0.001 par value; 30,794,143 shares issued and outstanding; 100,000,000 shares authorized)	$30,794
Paid-in capital in excess of par value	586,710,644
Undistributed net investment income	9,822,594
Accumulated net realized loss on investments and foreign currency transactions	(12,881,997)
Net unrealized appreciation on investments and foreign currencies	39,135,721
Total Net Assets	$622,817,756

Shares Outstanding	30,794,143

Net Asset Value	$20.23

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$20,967,956
Dividends	35,235
Less: Foreign taxes withheld	(41,336)
Total Investment Income	20,961,855

Expenses:
Investment management fee (Note 2)	2,808,011
Interest expense (Notes 3 and 5)	284,323
Transfer agent fees	120,110
Commitment fees (Note 5)	102,884
Directors’ fees	51,071
Audit and tax	35,277
Fund accounting fees	29,262
Legal fees	27,812
Custody fees	22,986
Shareholder reports	18,770
Stock exchange listing fees	16,196
Insurance	6,328
Miscellaneous expenses	7,616
Total Expenses	3,530,646
Net Investment Income	17,431,209

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,290,410)
Foreign currency transactions	(1,065,012)
Net Realized Loss	(8,355,422)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	48,745,424
Foreign currencies	(1,270,360)
Change in Net Unrealized Appreciation (Depreciation)	47,475,064
Net Gain on Investments and Foreign Currency Transactions	39,119,642
Increase in Net Assets from Operations	$56,550,851

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$17,431,209	$34,495,375
Net realized gain (loss)	(8,355,422)	2,719,687
Change in net unrealized appreciation (depreciation)	47,475,064	(94,746,086)
Increase (Decrease) in Net Assets From Operations	56,550,851	(57,531,024)

Distributions to Shareholders From (Note 1):
Net investment income	(20,508,324)	(38,633,647)
Net realized gains	(1,663,459)	(5,696,484)
Decrease in Net Assets From Distributions to Shareholders	(22,171,783)	(44,330,131)

Fund Share Transactions:
Reinvestment of distributions (0 and 36,949 shares issued, respectively)	—	795,847
Increase in Net Assets From Fund Share Transactions	—	795,847
Increase (Decrease) in Net Assets	34,379,068	(101,065,308)

Net Assets:
Beginning of period	588,438,688	689,503,996
End of period*	$622,817,756	$588,438,688
*Includesundistributed net investment income of:	$9,822,594	$12,899,709

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1,2]	2013[2]	2012[2]	2011[2]	2010[2]	2009[3]	2009[4]

Net asset value, beginning of period	$19.11	$22.42	$20.56	$20.57	$19.40	$19.39	$14.11

Income (loss) from operations:
Net investment income	0.57	1.12	1.22	1.28	1.39	0.22	1.20
Net realized and unrealized gain (loss)	1.27	(2.99)	2.05	0.04	1.15	0.03	5.66
Total income (loss) from operations	1.84	(1.87)	3.27	1.32	2.54	0.25	6.86

Less distributions from:
Net investment income	(0.67) [5]	(1.25)	(1.17)	(1.11)	(1.37)	(0.24)	(1.49)
Net realized gains	(0.05)	(0.19)	(0.24)	(0.22)	—	—	(0.09)
Total distributions	(0.72)	(1.44)	(1.41)	(1.33)	(1.37)	(0.24)	(1.58)

Net asset value, end of period	$20.23	$19.11	$22.42	$20.56	$20.57	$19.40	$19.39

Market price, end of period	$18.38	$17.20	$21.80	$18.90	$18.31	$17.36	$16.26
Total return, based on NAV[6,7]	9.84%	(8.58)%	16.40%	6.55%	13.49%	1.29%	51.51%
Total return, based on Market Price[8]	11.33%	(14.89)%	23.46%	10.70%	13.68%	8.23%	62.47%

Net assets, end of period (000s)	$622,818	$588,439	$689,504	$631,977	$632,265	$596,400	$596,062

Ratios to average net assets:
Gross expenses	1.18%[9]	1.20%	1.12%	1.13%	1.02%	1.08%[9]	1.13%[10]
Net expenses[11]	1.18 [9]	1.20	1.12	1.13	1.02	1.08 [9]	1.13 [10]
Net investment income	5.85 [9]	5.43	5.65	6.18	6.88	6.83 [9]	7.50

Portfolio turnover rate	18%	25%	20%	28%	28%	3%	49%

Supplemental data:
Loans Outstanding, End of Period (000s)	$71,450	$53,950	—	—	—	—	—
Asset Coverage for Loan Outstanding	972%	1,191%	—	—	—	—	—
Weighted Average Loan (000s)	$59,878	$32,807	—	—	—	—	—
Weighted Average Interest Rate on Loans	0.90%	0.94%	—	—	—	—	—

[1]	For the six months ended June 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period November 1, 2009 through December 31, 2009.

[4]	For the year ended October 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would have both been 1.11% for the year ended October 31, 2009.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

18	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$375,758,468	—	$375,758,468
Convertible bonds & notes	—	1,168,312	—	1,168,312
Corporate bonds & notes	—	313,020,811	—	313,020,811
Warrants	—	264,263	—	264,263
Total investments	—	$690,211,854	—	$690,211,854
Other financial instruments:
Forward foreign currency contracts	—	$504,021	—	$504,021
Total	—	$690,715,875	—	$690,715,875

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$865,795	—	$865,795

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

20	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

22	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $865,795. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2014 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $572,024 of Federal excise taxes attributable to calendar year 2013 in March 2014.

24	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

During periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$140,444,827
Sales	118,094,030

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$54,654,417
Gross unrealized depreciation	(15,183,784)
Net unrealized appreciation	$39,470,633

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$6,917,944	0.45%	$8,701,324

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (0.10%) to 0.55% during the six months ended June 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $12,178. Interest income earned on reverse repurchase agreements totaled $120.

At June 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	0.55%	2/10/2014	TBD	*	$1,821,460
JPMorgan Chase & Co.	0.45%	2/10/2014	TBD	*	3,045,000
JPMorgan Chase & Co.	0.45%	3/5/2014	TBD	*	1,957,453
					$6,823,913

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On June 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,315,594.

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	34,182,400	$15,413,352	7/15/14	$335,098
Brazilian Real	Citibank N.A.	17,300,000	7,800,827	7/15/14	168,923
					504,021
Contracts to Sell:
Brazilian Real	Citibank N.A.	68,364,800	30,826,703	7/15/14	(865,795)
Net unrealized depreciation on open forward foreign currency contracts					$(361,774)

26	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$504,021

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$865,795

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(878,565)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(1,398,915)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$11,296,157
Forward foreign currency contracts (to sell)	30,851,310

Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$504,021	—	$504,021

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$865,795	—	$865,795

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the fund to borrow up to an aggregate amount of $150,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. Prior to March 14, 2014, the Fund had a 364-day revolving credit agreement, which allowed the Fund to borrow up to an aggregate amount of $71,000,000. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the available loan. Prior to March 14, 2014, the Fund paid a monthly commitment fee at an annual rate of 0.38% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. Interest expense related to the loan for the six months ended June 30, 2014 was $272,145. For the six months ended June 30, 2014, the Fund incurred a commitment fee in the amount of $102,884. At June 30, 2014, the Fund had $71,450,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $59,878,177 and weighted average interest rate was 0.90%.

6. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/18/14	7/25/14	$0.1200
8/22/14	8/29/14	$0.1200
9/19/14	9/26/14	$0.1150
10/24/14	10/31/14	$0.1150
11/21/14	11/28/14	$0.1150

28	Western Asset Emerging Markets Debt Fund Inc. 2014 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on April 25, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Eileen A. Kamerick	27,211,519	715,378
Riordan Roett	27,189,768	737,129
Jeswald Salacuse*	27,220,225	706,672
Kenneth D. Fuller	26,889,987	1,306,910

At June 30, 2014, in addition to Eileen A. Kamerick, Riordan Roett, Jeswald W. Salacuse and Kenneth D. Fuller, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Western Asset Emerging Markets Debt Fund Inc.	29

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219. Such withdrawal will be effective immediately if notice

30	Western Asset Emerging Markets Debt Fund Inc.

is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.	31

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

ESD

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WAS04052 8/14 SR14-2287

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 25, 2014